Marketable Securities - Contractual Maturity (Details) $ in Millions	Dec. 31, 2021 USD ($)
Marketable securities by contractual maturity
Due in one year or less	$ 201
Due after one year through five years	15
Due after five years through ten years	12
Total marketable securities	$ 228